SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                        OF EACH OF THE LISTED PORTFOLIOS:

                              ---------------------


DWS Variable Series I
     DWS Bond VIP                                    DWS Growth & Income VIP
     DWS Capital Growth VIP                          DWS Health Care VIP
     DWS Global Opportunities VIP                    DWS International VIP

DWS Variable Series II
     DWS Alternative Asset Allocation Plus VIP       DWS High Income VIP
     DWS Balanced VIP                                DWS Large Cap Value VIP
     DWS Blue Chip VIP                               DWS Mid Cap Growth VIP
     DWS Conservative Allocation VIP                 DWS Moderate Allocation VIP
     DWS Core Fixed Income VIP                       DWS Small Cap Growth VIP
     DWS Diversified International Equity VIP        DWS Strategic Income VIP
     DWS Global Thematic VIP                         DWS Strategic Value VIP
     DWS Government & Agency Securities VIP          DWS Technology VIP
     DWS Growth Allocation VIP
--------------------------------------------------------------------------------

The following information replaces similar disclosure under "Conflicts of Interest" in the "Compensation of Portfolio Managers" section of each Portfolio's Statement of Additional Information:

The Advisor and its affiliates and the investment team of each Portfolio may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Portfolio's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Portfolio. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Portfolio's Board.








               Please Retain This Supplement for Future Reference


November 12, 2009